                                                                      EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2)

                            ------------------------

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                   13-5266470
                      (I.R.S. employer identification no.)

     399 PARK AVENUE, NEW YORK, NEW YORK                           10043
   (Address of principal executive office)                      (Zip Code)

                            ------------------------

                      AMERICAN GENERAL FINANCE CORPORATION
              (Exact name of obligor as specified in its charter)

                   INDIANA                                      35-0416090
       (State or other jurisdiction of                       (I.R.S. employer
       incorporation or organization)                       identification no.)

           601 N.W. SECOND STREET                                  47708
             EVANSVILLE, INDIANA                                (Zip Code)
  (Address of principal executive offices)

                            ------------------------

                                DEBT SECURITIES
                      (Title of the indenture securities)

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
ITEM 1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

NAME                                   ADDRESS
----                                   -------
Comptroller of the Currency..........  Washington, D.C.

Federal Reserve Bank of New York.....  New York, NY
  33 Liberty Street
  New York, NY

Federal Deposit Insurance              Washington, D.C.
  Corporation........................

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

ITEM 16.  LIST OF EXHIBITS.

    List below all exhibits filed as a part of this Statement of Eligibility.

       Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

       Exhibit 1--Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement
       No. 2-79983)

       Exhibit 2--Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

       Exhibit 3--Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration
       Statement No. 2-55519)

       Exhibit 4--Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

       Exhibit 5--Not applicable.

       Exhibit 6--The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to
       Registration Statement No. 33-19227.)

       Exhibit 7--Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 2001--attached)

       Exhibit 8--Not applicable.

       Exhibit 9--Not applicable.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 24th day of July, 2001.

                                                 CITIBANK, N.A.

                                                 By                   /s/ P. DEFELICE
                                                           --------------------------------------
                                                                        P. DeFelice
                                                                       VICE PRESIDENT

                                Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                  CONSOLIDATED
                              DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF
                                 CITIBANK, N.A.
  of New York in the State of New York, at the close of business on March 31, 2001, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of
                      the Currency Northeastern District.

                                                               THOUSANDS
                                                              OF DOLLARS
                                                              -----------
                                 ASSETS

Cash & balances due:
Noninterest-bearing balances................................    8,899,000
Interest-bearing balances...................................   21,247,000
Securities:
Held-to-Maturity securities.................................            0
Available-for-sale securities...............................   39,868,000
Federal funds sold..........................................   11,252,000
Loans and leases held for sale..............................    4,215,000
Loans and Leases, net of unearned income....................  242,480,000
LESS: Allowance for loan and lease losses...................    4,544,000
Loans and leases, net of earned income and allowance........  237,936,000
Trading assets..............................................   39,123,000
Premises and fixed assets...................................    3,974,000
Other real estate owned.....................................      286,000
Investments in unconsolidated subsidiaries..................      867,000
Customers' liability on acceptances outstanding.............    1,528,000
Intangible assets:
Goodwill....................................................    2,273,000
Other intangible assets.....................................    3,595,000
Other assets................................................   20,806,000
                                                              -----------
TOTAL ASSETS................................................  395,869,000
                                                              ===========

                               LIABILITIES
Deposits:
In domestic offices.........................................   71,054,000
Noninterest-bearing.........................................   12,620,000
Interest-bearing............................................   58,434,000
In foreign offices..........................................  212,602,000
Noninterest-bearing.........................................   14,351,000
Interest-bearing............................................  198,251,000
Federal funds purchased and securities sold.................    6,932,000
Trading liabilities.........................................   29,238,000
Other borrowed money........................................   23,697,000
Bank's liability on acceptances.............................    1,528,000
Subordinated notes and debentures...........................    8,675,000
Other liabilities...........................................   14,481,000
                                                              -----------
TOTAL LIABILITIES...........................................  368,207,000
                                                              ===========

                                                               THOUSANDS
                                                              OF DOLLARS
                                                              -----------
                             EQUITY CAPITAL
Perpetual preferred stock...................................            0
Common stock................................................      751,000
Surplus.....................................................   11,554,000
Retained earnings...........................................   15,961,000
Accumulated other comprehensive income......................     (813,000)
Other equity capital components.............................            0
                                                              -----------
TOTAL EQUITY CAPITAL........................................   27,453,000
                                                              -----------
TOTAL LIABILITIES, MINORITY INTEREST AND EQUITY CAPITAL.....  395,869,000
                                                              ===========

    I, Roger W. Trupin, Controller of the abovenamed bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                          ROGER W. TRUPIN
                                          CONTROLLER

    We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                          VICTOR J. MENEZES
                                          WILLIAM R. RHODES
                                          ALAN S. MACDONALD